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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-81110 and 33-95062) pertaining to the BioCryst Pharmaceuticals, Inc. 1991 Stock Option Plan of our report dated January 17, 1997, with respect to the financial statements of BioCryst Pharmaceuticals, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                            /s/ Ernst & Young LLP

Birmingham, Alabama
March 21, 1997




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